                                                                   Exhibit 10.27

                                                                   Perry A. Sook
                                                                   President/CEO

TO: Shirley Green

FR: Perry A. Sook

RE: Addendum to Employment Agreement

DA: 8/28/03

Reference is hereby made to your Executive Employment Agreement with Nexstar Broadcasting Group dated January 5, 1998 as amended August 13, 2002. This memorandum will serve as a subsequent addendum.

Paragraph 4, Compensation. Section 4 (a) Base Salary (as defined in the agreement) is hereby amended as follows:

                                                          Base Salary
From September 1, 2003 through August 31, 2004            $175,000
From September 1, 2004 through August 31, 2005            $180,000
From September 1, 2005 through August 31, 2006            $185,000
Effective September 1, 2006 and thereafter                $190,000

Section 4 (b) is hereby amended to reflect an annual bonus target of $20,000 to be awarded at the conclusion of each calendar year, at the discretion of the CEO.

Paragraph 6 (b) Termination Payments. (i) the period is hereby extended to one year.

Equity Compensation: You will be granted 30,000 options at the IPO price in the Nexstar Initial Public Offering. These options will vest 50% at the time of the IPO, and 50% in equal installments over five years.

All other aspects of your employment agreement with Nexstar remain in full force and effect and will be governed by your agreement and the Nexstar Employee Handbook.

Please indicate your agreement with and acceptance of the terms and conditions of this addendum as of the date written by signing below.

Sincerely,                              Agreed and Accepted,

/s/ Perry A. Sook                       /s/ Shirley Green
    Perry A. Sook                           Shirley Green
    President/CEO                           VP, Finance



                        Nexstar Broadcasting Group, Inc.
            909 Lake Carolyn Parkway, Suite 1450, Irving, TX 75039,
                       (972) 373-8800 fax (972) 373-8888